Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of Pall Corporation (the “Company”) on Form 10-Q for the quarterly period ending January 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Angelina Rouse, Principal Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:

(i)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
February 25, 2015

/s/	ANGELINA ROUSE
Angelina Rouse
Chief Accounting Officer and Corporate Controller
(Principal Financial Officer)